Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Hyundai Capital America (the “Company”)

Re: Hyundai Floorplan Master Owner Trust 2025-1 – Data Files Procedures

We have performed the procedures described below on:

(i)	the specified attributes in an electronic data file entitled “HFMOT Data Tape 346 08.31.2025 (Add Interest) (To Send).xlsx” provided by the Company on October 8, 2025, containing information related to 346 dealer floorplan accounts (the “Accounts”) as of August 31, 2025 (the “Accounts Data File”), and,

(ii)	the specified attributes in an electronic data file entitled “HFMOT 2025-1 Sample Selection (150 Sample Receivables) REVISED.xlsx” provided by the Company on October 3, 2025, containing information related to the Sample Receivables (defined below) as of August 31, 2025 (the “Receivables Data File,” and together with the Accounts Data File, constitute the “Data Files”).

We were informed by the Company that the Accounts and related Receivables (defined below) are intended to be included as collateral in the offering by Hyundai Floorplan Master Owner Trust 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data Files.

The Company, and other third parties who execute an agreement with KPMG LLP, together the “Specified Parties,” have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data Files. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $0.01 and 0.01%, respectively.

•	The term “Cutoff Date” means August 31, 2025.

•	The term “Initial Receivables Data File” means an electronic data file entitled “HFMOT 2025-1 Vehicle Selection 08-31-2025 (To Send).xlsx” provided by the Company on September 30, 2025, containing information on 81,021 dealer floorplan receivables (the “Receivables”) as of the Cutoff Date.

•	The term “Datascan Wi” means the Company’s dealer accounts management system.

•	The term “Dealer Profile” means the Company’s dealer accounts profile database.

•	The term “Sources” means the following information provided as electronic copies and/or images by the Company from October 2, 2025 to October 6, 2025:

–	Screenshots from Datascan Wi related to each Sample Account (defined below) and/or Sample Receivable (“Datascan Wi Screenshots”),

–	Screenshots from the Dealer Profile related to each Sample Account (“Dealer Profile Screenshots”),

–	An electronic data file entitled “HMFOT 2025 RR and Watch 08-31-2025 (25 Dealers) (To Send).xlsx” which the Company informed us contained the Company’s internal risk rating for each of the Sample Accounts (“Dealer Risk Report”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures sections below.

•	The term “Provided Information” means the Cutoff Date, Initial Receivables Data File, Sources, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We selected 25 Accounts from the Accounts Data File (the “Sample Accounts”) as follows:

(i)	5 Accounts with largest net outstanding balances in the Accounts Data File

(ii)	20 Accounts randomly selected from the remaining accounts in the Accounts Data File

For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Accounts we were instructed to randomly select from the Accounts Data File.

B.	For each Sample Account, we compared or recomputed the specified attributes in the Accounts Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Accounts Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Dealer Group	Dealer Profile Screenshots

“New” Floor Plan Principal Balance	Datascan Wi Screenshots

“Used” Floorplan Principal Balance	Datascan Wi Screenshots

Net Balance	Recompute as the sum of (i) the “New” Floor Plan Principal Balance in the Datascan Wi Screenshot and (ii) the “Used” Floor Principal Balance in the Datascan Wi Screenshot, less (iii) the Total Cash Management Balance in the Datascan Wi Screenshot (if any).

Attribute	Sources / Instructions

New Rate	Datascan Wi Screenshots

Used Rate	Datascan Wi Screenshots

Index	Datascan Wi Screenshots

Credit Limit	Datascan Wi Screenshots

Total Cash Management Balance	Datascan Wi Screenshots

Dealer State	Datascan Wi Screenshots

Dealer Risk Tier	Dealer Risk Report

Total Interest Due	Datascan Wi Screenshots.

We found such information to be in agreement.

C.	We selected a random sample of 150 Receivables (the “Sample Receivables”) from the Initial Receivables Data File as instructed by the Company. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Initial Receivables Data File.

D.	For each Sample Receivable, we compared or recomputed the specified attributes in the Receivables Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Receivables Data File to the Sources for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Loan Number	Datascan Wi Screenshots

VIN	Datascan Wi Screenshots

Initial Funding Amount	Datascan Wi Screenshots

Model Type (new / used)	Datascan Wi Screenshots

Vehicle Model	Datascan Wi Screenshots Consider variations due to spelling, abbreviation, spacing, or truncation to be acceptable.

Current Principal Balance	Datascan Wi Screenshots

Days in Inventory	Datascan Wi Screenshots Recompute as the difference between the Cutoff Date and the earliest effective date in the Datascan Wi Screenshots

We found such information to be in agreement.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data Files. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data Files and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Accounts or Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Accounts or Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Accounts or Receivables being securitized, (iii) the compliance of the originator of the Accounts or Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Accounts or Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
October 17, 2025

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